UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2006

WILLIS LEASE FINANCE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-28774	68-0070656
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

2320 Marinship Way, Suite 300

Sausalito, California 94965

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:    (415) 275-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           At the Annual Meeting of Stockholders held on May 25, 2006, the term of Mr. Glenn L. Hickerson as a Class II Director on the Board of Directors of Willis Lease Finance Corporation ended, and Mr. Hickerson declined to stand for reelection to the Board of Directors. To fill the vacancy, Mr. Hans Jörg Hunziker was nominated and elected as a Class II Director at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 1, 2006

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Thomas C. Nord
Thomas C. Nord
Senior Vice President